                                                                    EXHIBIT 10.1

                          FINANCIAL ADVISORY AGREEMENT


         THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of June 4, 1998 among Home Interiors & Gifts, Inc., a Texas corporation (together with its successors, the "Company"), Dallas Woodcraft, Inc., a Texas corporation (together with its successors, "Woodcraft"), GIA, Inc., a Nebraska corporation (together with its successors, "GIA"), Homco, Inc., a Texas corporation (together with its successors, "Homco"), Homco Puerto Rico, Inc., a Delaware corporation (together with its successors, "HPR"), Spring Valley Scents, Inc., a Texas corporation ("SVS"), Homco de Mexico, S.A. de C.V., a Mexico corporation ("HDM" and, together with the Company, Woodcraft, GIA, Homco, HPR and SVS, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

         WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of April 13, 1998 (the "Merger Agreement"), between the Company and Crowley Investments, Inc., a Texas corporation ("Merger Sub"), Merger Sub is being merged (the "Merger") with and into the Company, with the Company being the surviving corporation;

         WHEREAS, the Clients have requested that HMCo render, and HMCo has rendered, financial advisory services to them in connection with the negotiation of the Merger and the debt and equity financing transactions and certain other transactions related thereto (collectively with the Merger, the "Transaction"); and

         WHEREAS, it is the intention of the board of directors of each Client to retain HMCo to provide financial advisory and other services in areas where HMCo has expertise and, accordingly, the Clients have requested that HMCo render such financial advisory, investment banking, and other similar services with respect to future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving any of the Clients or any of their respective subsidiaries and any other person or entity (collectively, "Subsequent Transactions") as the board of directors of the Company may from time to time request;

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual

NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN PARAGRAPH 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OR HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.

covenants herein contained, the Clients hereby jointly and severally agree with HMCo as follows:

         1.      Retention.

                 (a) The Clients hereby acknowledge that they have retained HMCo, and HMCo acknowledges that it has acted, as financial advisor to the Clients in connection with the Transaction.

                 (b) HMCo agrees that it shall provide financial advisory, investment banking and other similar services in connection with any Subsequent Transaction as may be requested from time to time by the board of directors of the Company for the benefit of any Client. Each of the Clients acknowledges and agrees that it will not retain any other person or entity to provide such services in connection with any such Subsequent Transaction without the prior written consent of HMCo.

         2. Term. The term of this Agreement shall continue until the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its affiliated successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its affiliated successors) shall cease to (i) at any time prior to a Qualified IPO (as hereinafter defined), own beneficially, directly or indirectly, at least 25% of the then outstanding shares of Common Stock (as hereinafter defined) of the Company and be contractually entitled to designate, or shall have otherwise designated, at least one director to the board of directors of the Company or (ii) at any time after a Qualified IPO, own beneficially, directly or indirectly, at least 10% of the then outstanding shares of Common Stock of the Company and be contractually entitled to designate, or shall have otherwise designated, at least one director to the board of directors of the Company; provided, however, that notwithstanding the foregoing, this Agreement shall terminate on the tenth anniversary of the date hereof. As used herein, "Qualified IPO" means a firm commitment underwritten public offering of common stock, par value $0.10 per share ("Common Stock"), of the Company pursuant to a registration statement under the Securities Act of 1933, as amended, where both (i) the proceeds to the Company (prior to deducting any underwriters' discounts and commissions) equal or exceed Twenty-Five Million Dollars ($25,000,000) and (ii) upon consummation of such offering, the Common Stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market.

         3.      Compensation.

                 (a) As compensation for HMCo's services as financial advisor to the Clients in connection with the Transaction, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo an aggregate cash fee of $11,250,000, which will occur substantially simultaneously with the execution of this Agreement. The parties hereto agree that the compensation due pursuant to this Section 3(a) shall be allocated among the segments of the financing for the Transaction in proportion to the dollar amount of each such segment.

                 (b) In connection with any Subsequent Transaction consummated during the term of this Agreement in which HMCo has rendered financial advisory, investment banking or other similar services to the Clients at the request of the board of directors of the Company for the benefit of any Client, the applicable Client shall, and the other Clients shall cause such Client to, pay to HMCo, at the closing of any such Subsequent Transaction, a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction. As used herein, the term "Transaction Value" means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds required to complete the Subsequent Transaction (excluding any fees payable pursuant to this Section 3(b)), including, without limitation, the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding).

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to reimburse HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by HMCo (i) as financial advisor to the Clients in connection with the Transaction or (ii) in connection with the performance by it of the services contemplated by Section 1(b) hereof.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (HMCo, its affiliates and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, reasonable fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients further agree that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.

         It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to any such additional engagement(s) (whether written or oral) and any modification of such additional engagement(s) and shall remain in full force and effect following the completion or termination of such additional engagement(s).

         Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Other Understandings. All discussions, understandings and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                          HICKS, MUSE & CO. PARTNERS, L.P.

                          By: HM PARTNERS INC.,
                              its General Partner


                          By:
                             ---------------------------------------------------
                              Lawrence D. Stuart, Jr.
                              Managing Director and Principal, Executive
                              Vice President


                          HOME INTERIORS & GIFTS, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              Chief Executive Officer


                          DALLAS WOODCRAFT, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              Executive Vice President


                          GIA, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              Executive Vice President

                          HOMCO, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              Executive Vice President


                          HOMCO PUERTO RICO, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              President


                          SPRING VALLEY SCENTS, INC.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              President


                          HOMCO DE MEXICO, S.A. DE C.V.


                          By:
                             ---------------------------------------------------
                              Donald J. Carter, Jr.
                              President